STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

                            Supplement to Prospectus
                                Dated May 1, 2002

         The section TRUST MANAGEMENT ORGANIZATIONS, INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS; Stein Roe Growth Stock Fund, Variable Series, is revised in its entirety to read as follows:

Erik P. Gustafson, a senior vice president of Stein Roe, has managed the Growth Stock Fund since 1994. Mr. Gustafson joined Stein Roe in 1992 as a portfolio manager for privately managed accounts. Mr. Gustafson currently managed various other funds for Stein Roe and its affiliates. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.


                                                                 March 25, 2003